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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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Date of report (Date of earliest event reported):     MAY 15, 2001


                            TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



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
                 DELAWARE                                 1-12387                         76-0515284
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)
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      500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                      60045
        (Address of Principal Executive Offices)                      (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000



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ITEM 5.  OTHER EVENTS.

         On May 15, 2001, Tenneco Automotive Inc. announced that Richard J. Sloan, 62, executive vice president and managing director of the company's European operations, has elected to retire, effective June 15, 2001. Hari N. Nair, 41, currently senior vice president and managing director, Tenneco Automotive International Group, will succeed Mr. Sloan as executive vice president and managing director of the European business unit. Timothy R. Donovan, 45, currently senior vice president and general counsel will replace Mr. Nair as managing director of the International Group. Mr. Donovan will continue in his role as general counsel. A copy of the company's press release announcing these key executive changes is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Ex. No.       Description
     -------       -----------

      99.1 Press Release, dated May 15, 2001, announcing certain changes in Tenneco Automotive's key executive staff.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TENNECO AUTOMOTIVE INC.


Date:  May 15, 2001         By:                /s/ Mark A. McCollum
                               -------------------------------------------------
                                                  Mark A. McCollum
                               Senior Vice President and Chief Financial Officer


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EXHIBIT INDEX

     Ex. No.       Description
     -------       -----------

      99.1 Press Release, dated May 15, 2001, announcing certain changes in Tenneco Automotive's key executive staff.